PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust’s (HIT’s) subsidiary, Building America CDE, Inc. (Building America), allocated $14.5 million of New Markets Tax Credits (NMTC) to the $35.1 million mixed use Sugar Hill Arts District development in the Midtown area of Detroit, Michigan.

The Sugar Hill development will create an inclusive community, reinforcing urban vitality in one of Detroit’s most dynamic districts. It will offer workforce, market-rate, and affordable housing, including for previously homeless veterans. Sugar Hill will also provide wraparound supportive services to veterans. The development is located across the street from the John Dingell Veterans Administration Medical Center, which provides primary care and other services.

The remaining units will be marketed to artists, teachers, and professionals from the surrounding cultural district and medical campuses. New commercial space with a green pedestrian walkway will serve neighborhood patrons.

HIT SUBSIDIARY ROLE	Building America’s $14.5 million NMTC allocation is an important part of Sugar Hill’s complex package of financing. The project also benefited from $11 million in other NMTC allocations and significant additional subsidies.

ECONOMIC IMPACT OF INVESTMENT*

Building America Investment $14.5 Million	Total Development Cost $35.1 Million	68 Units of housing, with 20 affordable units (12 for veterans at 60- 80% AMI)	314,560 Hours of Union Construction Work Generated	$9.8 Million Tax revenue generated	$67.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. Data is current as of July 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Sugar Hill – Detroit, MI
“This project is an important milestone for Detroit and for our union workforce in the city. The employment opportunities created at Sugar Hill will bring construction workers and their families the wages and benefits they deserve, especially important in the midst of the COVID pandemic. We are proud to be part of the Sugar Hill project.”
— Patrick Devlin, Secretary Treasurer
Michigan Building and Construction Trades Council

SOCIAL IMPACT	The Sugar Hill project is part of a larger master plan revitalization effort in the Midtown neighborhood intended to increase housing stock and create a vibrant street front. The development will further the revitalization of Midtown and help ensure that lower income households and local businesses are supported and not supplanted.

The Honorable Jack F. Quinn, a member of the HIT Board of Trustees stated “We are especially pleased that, in addition to apartment units, the veterans at Sugar Hill will have access to vouchers to obtain health care, mental health treatment and counseling, to help them in the recovery process and maintain their ability to stay housed in the community.”

ABOUT BUILDING AMERICA	Building America was established as a subsidiary of the HIT in 2010. The U.S. Treasury Department’s Community Development Financial Institutions (CDFI) Fund certified Building America as a Community Development Entity, making it eligible to offer federal NMTC to investors. CDFI has awarded Building America $185 million of these tax credits since 2011.

This profile provides information about a Building America project and it is not included in HIT’s current portfolio. Assets in the HIT’s current portfolio may have different characteristics. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflciohit.com.

7/2020

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